NOTE RECEIVABLE	12 Months Ended
Oct. 31, 2021
NOTE RECEIVABLE
NOTE RECEIVABLE

NOTE 6 – NOTE RECEIVABLE

The Company originated a note receivable to a third party in the principal amount of $7.5 million on January 29, 2021. This note has a maturity date of January 29, 2023. The note bears a fixed interest rate of 2.0% per annum.

As of October 31, 2021, the outstanding principal balance of the note was $7,500,000 and was recorded as “Note receivable” on the accompanying consolidated balance sheets. The interest income related to this note was $113,014 for the year ended October 31, 2021 and was included in “Interest income” on the consolidated statements of operations and comprehensive (loss) income. As of October 31, 2021, the outstanding interest balance related to the note was $113,014 and was included in “Interest receivable” on the accompanying consolidated balance sheets.